Exhibit 99.2

CALUMET SPECIALTY PRODUCTS PARTNERS L.P.

MONTANA REFINING COMPANY, INC. ACQUISITION

Index of Financial Statements

Calumet Specialty Products Partners, L.P. unaudited pro forma consolidated financial statements:

Introduction	2
Unaudited pro forma consolidated balance sheet as of September 30, 2012	3
Unaudited pro forma consolidated statement of operations for the nine months ended September 30, 2012	4
Unaudited pro forma consolidated statement of operations for the year ended December 31, 2011	5
Notes to unaudited pro forma consolidated financial statements	6

CALUMET SPECIALTY PRODUCTS PARTNERS, L.P.

INTRODUCTION

Following are the unaudited pro forma consolidated financial statements of Calumet Specialty Products Partners, L.P. (“Calumet”) as of September 30, 2012 and for the year ended December 31, 2011 and for the nine months ended September 30, 2012. The unaudited pro forma consolidated financial statements give effect to the transactions as defined in Note 1 of the Notes to Unaudited Pro Forma Consolidated Financial Statements (the “Transactions”).

The unaudited pro forma consolidated financial statements and accompanying notes should be read together with Calumet’s related historical consolidated financial statements and notes thereto included on Form 10-K for the year ended December 31, 2011 and the Quarterly Report on Form 10-Q for the period ended September 30, 2012 as filed with the Securities and Exchange Commission and Montana’s historical financial statements and notes thereto. The unaudited pro forma consolidated balance sheet and the unaudited pro forma consolidated statements of operations were derived by adjusting the historical consolidated financial statements of Calumet and Montana. These adjustments are based on currently available information and certain estimates and assumptions and, therefore, the actual effects of the Transactions may differ from the effects reflected in the unaudited pro forma consolidated financial statements. However, management believes that the assumptions provide a reasonable basis for presenting the significant effects of the Transactions as contemplated and that the pro forma adjustments give appropriate effect to those assumptions and are properly applied in the unaudited consolidated pro forma financial statements.

The unaudited pro forma consolidated financial statements are not necessarily indicative of the consolidated financial condition or results of operations of Calumet had the Transactions actually been completed at the beginning of the period or as of the date specified. Moreover, the unaudited pro forma consolidated financial statements do not project consolidated financial position or results of operations of Calumet for any future period or at any future date.

CALUMET SPECIALTY PRODUCTS PARTNERS, L.P.

UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET

(In thousands)

	As of September 30, 2012
	Calumet Historical	Montana Historical(r)	Adjustments		Pro Forma
Assets
Current assets:
Cash and cash equivalents	$190,538	$17,228	$(203,850	) (a)	$—
			24,801	(b)
			(28,717	) (c)

Accounts receivable:
Trade	261,142	29,319	—		290,461
Other	2,999	6	—		3,005

	264,141	29,325	—		293,466
Inventories	494,112	42,652	4,412	(d)	541,176
Derivative assets	—	—	—		—
Prepaid expenses and other current assets	10,315	25,580	—		35,895
Deposits	3,949	205	—		4,154

Total current assets	963,055	114,990	(203,354)		874,691

Property, plant and equipment, net	863,364	95,602	24,398	(e)	983,364
Goodwill	161,150	—	16,847	(f)	177,997
Other intangible assets, net	203,752	—	—		203,752
Other noncurrent assets, net	47,840	888	—		48,728

Total assets	$2,239,161	$211,480	$(162,109)		$2,288,532

Liabilities and Partners’ Capital
Current liabilities:
Accounts payable	$336,034	$12,671	$—		$348,705
Accrued interest payable	30,843	—	—		30,843
Accrued salaries, wages and benefits	19,507	1,193	—		20,700
Taxes payable	16,710	11,257	—		27,967
Other current liabilities	9,202	1,892	—		11,094
Current portion of long-term debt	783	—	—		783
Derivative liabilities	95,802	—	—		95,802

Total current liabilities	508,881	27,013	—		535,894
Pension and postretirement benefit obligations	18,315	557	—		18,872
Other long-term liabilities	1,132	—	—		1,132
Deferred long-term income taxes	—	23,216	5,501	(g)	—
			(28,717	)(j)
Long-term debt, less current portion	862,513	—	24,801	(b)	887,314

Total liabilities	1,390,841	50,786	1,585		1,443,212
Commitments and contingencies:
Partners’ capital:
Montana total shareholder’s equity	—	160,694	(160,694	) (h)	—
Limited partners’ interest	877,258	—	(2,940	) (i)	874,318
			(28,143	) (c)
			28,143	(j)
General partner’s interest	29,740	—	(60	) (i)	29,680
			(574	) (c)
			574	(j)
Accumulated other comprehensive loss	(58,678)	—	—		(58,678)

Total partners’ capital	848,320	160,694	(163,694)		845,320

Total liabilities and partners’ capital	$2,239,161	$211,480	$(162,109)		$2,288,532

See accompanying notes to unaudited pro forma consolidated financial statements.

CALUMET SPECIALTY PRODUCTS PARTNERS, L.P.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

(dollars and units in thousands except per unit data)

	Nine Months Ended September 30, 2012
	Calumet Historical	Royal Purple Historical	Royal Purple Adjustments		Calumet Pro Forma	Montana Historical(r)	Montana Adjustments		Pro Forma
Sales	$3,436,400	$61,658	$(1,483	)(p)	$3,496,575	$347,338	$—		$3,843,913
Cost of sales	3,064,942	30,535	(938	)(p)	3,094,138	290,135	1,500	(o)	3,385,773
			(401	)(n)

Gross profit	371,458	31,123	(144)		402,437	57,203	(1,500)		458,140

Operating costs and expenses:
Selling	26,668	9,953	10,864	(l)	47,485	—	—		47,485
General and administrative	41,333	4,985			46,318	5,776	—		52,094
Transportation	80,903	—	—		80,903	6,029	—		86,932
Taxes other than income taxes	5,371	—	—		5,371	—	—		5,371
Insurance recoveries	—	—	—		—	—	—		—
Other	4,856	462	—		5,318	—	—		5,318

Operating income	212,327	15,723	(11,008)		217,042	45,398	(1,500)		260,940

Other income (expense):
Interest expense	(61,247)	(108)	(13,092	)(k)	(74,447)	(5,128)	(1,472	)(k)	(81,047)
Debt extinguishment costs	—	—	—		—	—	—		—
Realized gain on derivative instruments	20,486	—	—		20,486	—	—		20,486
Unrealized gain (loss) on derivative instruments	(11,337)	—	—		(11,337)	—	—		(11,337)
Other	382	5	—		387	150	—		537

Total other income (expense)	(51,716)	(103)	(13,092)		(64,911)	(4,978)	(1,472)		(71,361)

Income before income taxes	160,611	15,620	(24,100)		152,131	40,420	(2,972)		189,579
Income tax expense	610	104	—		714	16,172	(16,172	)(q)	714

Net income	$160,001	$15,516	$(24,100)		$151,417	$24,248	$13,200		$188,865

Allocation of Net Income:
Net income	$160,001								$188,865
General partner’s interest in net income	3,200								3,777
General partner’s incentive distribution rights	3,256								3,256
Nonvested share based payments	947								1,339

Net income available to limited partners	$152,598								$180,493

Weighted average limited
partner units outstanding basic and diluted
Basic	54,827								57,718
Diluted	54,867								57,758

Limited partners’ interest basic and diluted net income per unit	$2.78								$3.12
Cash distribution declared per limited partner interest	$1.68								$1.68

See accompanying notes to unaudited pro forma consolidated financial statements.

CALUMET SPECIALTY PRODUCTS PARTNERS, L.P.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

(dollars and units in thousands except per unit data)

	Year Ended December 31, 2011
	Calumet Historical	Debt Refinancing		Superior Historical	Superior Adjustments		Royal Purple Historical	Royal Purple Adjustments		Calumet Pro Forma	Montana Historical(r)	Montana Adjustments		Pro Forma
Sales	$3,134,923	$—		$1,116,557	—		$109,504	$(3,255	)(p)	$4,357,729	$446,799	—		$4,804,528
Cost of sales	2,860,793	—		1,016,398	2,252	(m)	55,340	(2,032	)(p)		401,898	2,000	(o)
								(472	)(n)	3,932,279				4,336,177

Gross profit	274,130	—		100,159	(2,252)		54,164	(751)		425,450	44,901	(2,000)		468,351

Operating costs and expenses:
Selling	12,237	—		—	—		18,761	20,300	(l)	51,298	—	—		51,298
General and administrative	38,599	—		11,973	—		7,164	—		57,736	4,426	—		62,162
Transportation	94,187	—		—	—		—	—		94,187	12,474	—		106,661
Taxes other than income taxes	5,661	—		—	—		—	—		5,661	—	—		5,661
Insurance Recoveries	(8,698)	—		—	—		—	—		(8,698)	—	—		(8,698)
Other	6,852	—		—	—		980	—		7,832	—	—		7,832

Operating income	125,292	—		88,186	(2,252)		27,259	(21,051)		217,434	28,001	(2,000)		243,435

Other income (expense):
Interest expense	(48,747)	(6,000	)(k)	—	(17,000	)(k)	(184)	(25,816	)(k)	(97,747)	(8,633)	(267	)(k)	(106,647)
Debt extinguishment costs	(15,130)	—		—	—		—			(15,130)	—	—		(15,130)
Realized loss on derivative instruments	(7,909)	—		—	—		—	—		(7,909)	—	—		(7,909)
Unrealized gain (loss) on derivative instruments	(10,383)	—		—	—		—	—		(10,383)	—	—		(10,383)
Other	842	—		651	—		16	—		1,509	(670)	—		839

Total other income (expense)	(81,327)	(6,000)		651	(17,000)		(168)	(25,816)		(129,660)	(9,303)	(267)		(139,230)

Income before income taxes	43,965	(6,000)		88,837	(19,252)		27,091	(46,867)		87,774	18,698	(2,267)		104,205
Income tax expense	929			31,981	(31,981	)(q)	162	—		1,091	10,297	(10,297	)(q)	1,091

Net income	$43,036	$(6,000)		$56,856	$12,729		$26,929	$(46,867)		$86,683	$8,401	$8,030		$103,114

Allocation of Net Income:
Net income	$43,036													$103,114
General partner’s interest in net income	861													2,062
General partner’s incentive distribution rights	322													322

Net income available to limited partners	$41,853													$100,730

Weighted average limited partner units outstanding basic and diluted
Basic	42,599													57,672
Diluted	42,644													57,717
Limited partner’s interest basic and diluted net income per unit	$0.98													$1.75
Cash distribution declared per limited partner interest	$2.00													$2.00

See accompanying notes to unaudited pro forma consolidated financial statements.

CALUMET SPECIALTY PRODUCTS PARTNERS, L.P.

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

Note 1. Basis of Presentation

The historical financial information as of September 30, 2012 is derived from the historical unaudited consolidated financial statements of Calumet and Montana Refining Company, Inc. (“Montana”). The pro forma adjustments described below (collectively, the “Transactions”) have been prepared as if the Transactions described in these footnotes had taken place on September 30, 2012, in the case of the pro forma balance sheet or as of January 1, 2011, in the case of the pro forma statements of operations for the year ended December 31, 2011 and the nine months ended September 30, 2012.

Assumptions and estimates underlying the pro forma adjustments are described in the notes below, which should be read in conjunction with the pro forma financial statements. Since the pro forma financial statements have been prepared based upon preliminary estimates and assumptions, the final amounts recorded may differ materially from the information presented. These estimates and assumptions are subject to change pending further review of the assets to be acquired and liabilities to be assumed, and as additional information becomes available. The final purchase price allocation will be determined upon finalization of working capital and the final amounts recorded may differ materially from the information presented.

The unaudited pro forma consolidated balance sheet reflects the following Transactions:

•	the acquisition by Calumet of Montana on October 1, 2012 for total cash paid of $203.9 million, including expenses of $3.0 million; and

•	the payment of federal and state income taxes in order to convert Montana from a taxable corporation to a partnership.

The unaudited pro forma consolidated statement of operations reflects the following Transactions:

•	the acquisition by Calumet of Montana on October 1, 2012;

•	the acquisition of Royal Purple by Calumet on July 3, 2012;

•	the sale by Calumet of $275 million of 9 5/8% senior notes due 2020 on June 29, 2012;

•	the sale by Calumet of 6,000,000 common units to the public in its May 8, 2012 offering;

•	the acquisition of Superior by Calumet on September 30, 2011;

•

the sale by Calumet of 11,000,000 common units to the public in its September 8, 2011 offering and the related portion of the underwriter’s overallotment option of 750,000 common units on October 13, 2011;

•	the sale by Calumet of $200 million of 9 3/8% senior notes due 2019 on September 19, 2011;

•	the sale by Calumet of $400 million of 9 3/8% senior notes due 2019 on April 21, 2011 and related extinguishment of the senior secured first lien term loan;

•	the sale by Calumet of 4,500,000 common units to the public in its February 24, 2011 offering;

•	the payment of estimated underwriting commissions, offering expenses and acquisition expenses; and

•	the completion of the amended and restated senior secured revolving credit agreement entered into on June 24, 2011 by Calumet including changes in borrowings related to the Transactions.

CALUMET SPECIALTY PRODUCTS PARTNERS, L.P.

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

Note 2. Pro Forma Adjustments and Assumptions

(a) Reflects the estimated aggregate cash paid by Calumet of $203.9 million for the acquisition of Montana including acquisition expenses of $3.0 million.

(b) Reflects an increase of $24.8 million in borrowings under the amended and restated senior secured credit facility in order to fund a portion of the Montana acquisition and fund the payment of federal and state income taxes upon converting Montana from a taxable corporation to a partnership.

(c) Reflects adjustments to recognize the tax payment of $28.7 million to liquidate the Montana corporation as it was converted to a partnership.

(d) Reflects an adjustment to record Montana’s inventories at fair value. The preliminary estimated fair value of Montana’s inventories was $47.1 million at September 30, 2012 compared to a carrying value of $42.7 million resulting in a total increase to inventories of $4.4 million.

(e) Reflects an adjustment to record Montana’s property, plant and equipment at fair value. The preliminary estimated fair value of acquired property, plant and equipment was $120.0 million at September 30, 2012 compared to a carrying value of $95.6 million resulting in a total increase to property, plant and equipment of $24.4 million.

(f) Reflects the goodwill arising from the Montana acquisition. Goodwill was determined as follows (in millions):

Estimated Montana purchase price (excluding acquisition expenses)	$200.9
Cash acquired	(17.2)

Estimated Montana purchase price, net cash acquired	$183.7

Less:
Fair value of liabilities assumed	$(56.3)
Fair value of identifiable assets acquired	223.2

Goodwill arising from the transaction	$16.8

(g) Reflects adjustment to record deferred tax liability at the date of acquisition. Montana was purchased as a corporation resulting in a difference between the revised asset basis and the historical tax basis of $72.9 million. Based on an effective tax rate of 39%, a deferred tax liability of $28.7 million was recorded.

(h) Reflects elimination of Montana’s historical total stockholder’s equity balance.

(i) Reflects an adjustment related to estimated Montana acquisition costs of $3.0 million.

(j) Reflects adjustments to remove the deferred tax liability recorded as of the acquisition date as a result of the conversion of Montana from a corporation to a partnership subsequent to the acquisition date.

(k) Reflects net change in interest expense as a result of (i) the sale by Calumet on April 21, 2011 of the 2019 Senior Notes and related extinguishment of the senior secured first lien term loan; (ii) completion of the amended and restated senior secured revolving credit facility on June 24, 2011 by Calumet; (iii) the sale by Calumet on September 12, 2011 of the 2019 Senior Notes and additional borrowings under the amended and restated senior secured revolving credit facility on September 30, 2011 to fund the Superior acquisition; (iv) the sale by Calumet on June 29, 2012 of the 2020 Senior Notes and repayment of borrowings under the amended and restated senior secured revolving credit facility in May 2012; and (v) additional borrowings under the amended and restated senior secured revolving credit facility to fund the acquisition of Montana and income tax payments as described in note (c) of the Notes to Unaudited Pro Forma Consolidated Financial Statements.

CALUMET SPECIALTY PRODUCTS PARTNERS, L.P.

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

The individual components of the net change in interest expense are as follows (in millions):

	September 30, 2012	December 31, 2011
Interest expense as reported by Calumet	$61.2	$48.7
Interest expense as reported by Superior	—	—

Total historical interest expense	$61.2	$48.7

Removal of prior long-term debt interest expense due to extinguishment of senior secured first lien term loan	$—	$(7.5)
Pro forma interest expense associated with the 2019 Senior Notes sold on April 21, 2011	—	11.7

Adjustment to interest expense due to issuance of 2019 Senior Notes	$—	$4.2

Removal of prior long-term debt interest expense from the senior secured revolving credit agreement	$—	$(2.5)

Pro forma interest expense under the amended and restated senior secured revolving credit facility	—	4.3

Adjustment to interest expense due to the amended and restated senior secured revolving credit facility	$—	$1.8

Debt refinancing adjustment	$—	$6.0

Pro forma interest expense associated with the 2019 Senior Notes sold on September 8, 2011	$—	$14.0

Pro forma interest expense associated with additional borrowings under the amended and restated senior secured revolving credit facility	—	3.0

Adjustment to interest expense for debt issued related to Superior acquisition	$—	$17.0

Interest expense as reported by Royal Purple	$0.1	$0.2

Removal of historical interest expense	(0.1)	(0.2)

Adjustment to interest expense for reduction in revolving line of credit.	(0.6)	(1.5)
Pro forma interest expense associated with the 2020 Senior Notes.	13.8	27.5

Adjustment to interest expense for debt issued related to Royal Purple acquisition	$13.1	$25.8

Total Calumet pro forma adjusted interest expense	$74.4	$97.7

Interest expense as reported by Montana Refining Company	$5.1	$8.6

Removal of historical interest expense	(5.1)	(8.6)

Pro forma interest expense associated with additional borrowings under the amended and restated senior secured revolving credit facility	6.6	8.9

Adjustment to interest expense for debt related to Montana acquisition	$1.5	$0.3

Total Pro forma adjusted interest expense	$81.0	$106.6

(l) Reflects an adjustment to amortization resulting from recording Royal Purple’s intangible assets

(m) Reflects the adjustments to depreciation expense resulting from recording Superior’s fixed assets at their estimated fair value.

(n) Reflects the adjustments to depreciation expense resulting from recording Royal Purple’s fixed assets at their estimated fair value.

(o) Reflects the adjustments to depreciation expense resulting from recording Montana’s fixed assets at their estimated fair value.

(p) Reflects an adjustment to eliminate intercompany sales (and related cost of sales) from Calumet to Royal Purple.

(q) Reflects an adjustment to eliminate Montana and Superior’s income tax expense. Calumet, as a partnership, is generally not liable for income taxes on its earnings.

(r) Certain reclassifications have been made in the historical Montana financial statements to conform to Calumet’s financial statement presentation. These reclassifications have no impact on net income or partner’s capital.

CALUMET SPECIALTY PRODUCTS PARTNERS, L.P.

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

	September 30, 2012
	As Reported	Reclassifications	Montana Historical
	(In thousands, except share data)
Assets
Current assets
Cash and cash equivalents	$17,228	$—	$17,228
Accounts receivable, less allowance for doubtful accounts of $0	29,325	(29,325)	—
Accounts receivable:			—
Trade	—	29,319	29,319
Other	—	6	6
Inventories	42,652	—	42,652
Other current assets	25,785	(25,785)	—
Prepaid expenses and other current assets	—	25,580	25,580
Deposits	—	205	205

Total current assets	114,990	—	114,990

Property, plant and equipment, net	95,602	—	95,602

Other noncurrent assets, net	888	—	888

Total assets	$211,480	$—	$211,480

Liabilities and shareholder’s equity
Current liabilities
Accounts payable	$15,756	$(3,085)	$12,671
Accrued salaries, wages and benefits	—	1,193	1,193
Other current liabilities		1,892	1,892
Taxes payable	11,257	—	11,257

Total current liabilities	27,013	—	27,013

Retirement benefit obligation	557	—	557
Deferred income taxes	23,216	—	23,216

Total liabilities	50,786	—	50,786

Shareholder’s equity
Common stock - $0.01 par value; unlimited shares authorized; 173 shares issued and outstanding	84,932	(84,932)	—
Additional paid-in capital	21,849	(21,849)	—
Retained earnings	54,825	(54,825)	—
Accumulated other comprehensive loss	(912)	912	—

Total shareholder’s equity	160,694	(160,694)	—
Montana total shareholder’s equity	—	160,694	160,694

	160,694	—	160,694

Total liabilities and shareholder’s equity	$211,480	$—	$211,480

CALUMET SPECIALTY PRODUCTS PARTNERS, L.P.

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

	Nine months ended September 30, 2012
	As Reported	Reclassifications	Montana Historical
		(In thousands)
Sales	$347,338	$—	$347,338
Interest and other income	156	(156)	—
Cost of sales	—	290,135	290,135

Gross profit	347,494	(290,291)	57,203

Expenses:
Costs of products sold	259,925	(259,925)	—
Operating	30,210	(30,210)	—
Transportation and handling	6,029	(6,029)	—
General and administrative	5,776	(5,776)	—
Interest expense	5,284	(5,284)	—
Foreign exchange loss (gain)	(150)	150	—

Total costs and expenses	307,074	(307,074)	—

Operating costs and expenses:
General and administrative	—	5,776	5,776
Transportation	—	6,029	6,029
Taxes other than income taxes	—	—	—
Insurance recoveries	—	—	—
Other	—	—	—

Operating income	40,420	4,978	45,398

Other income (expense):
Interest expense	—	(5,128)	(5,128)
Debt Extinguishment costs	—	—	—
Realized gain (loss) on derivative instruments	—	—	—
Unrealized gain (loss) on derivative instruments	—	—	—
Other	—	150	150

Total other income (expense)	—	(4,978)	(4,978)

Net income before income taxes	40,420	—	40,420

Income tax expense	16,172	—	16,172

Net income	$24,248	$—	$24,248

CALUMET SPECIALTY PRODUCTS PARTNERS, L.P.

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

	Twelve months ended December 31, 2011
	As Reported	Reclassifications	Montana Historical
		(In thousands)
Sales	$446,799	$—	$446,799
Interest and other income	140	(140)	—
Cost of sales	—	401,898	401,898

Gross profit	446,939	(402,038)	44,901

Expenses:
Costs of products sold	362,995	(362,995)	—
Operating	38,903	(38,903)	—
Transportation and handling	12,474	(12,474)	—
General and administrative	4,426	(4,426)	—
Interest expense	8,773	(8,773)	—
Foreign exchange loss (gain)	670	(670)	—

Total costs and expenses	428,241	(428,241)	—

Operating costs and expenses:
General and administrative	—	4,426	4,426
Transportation	—	12,474	12,474
Taxes other than income taxes	—	—	—
Insurance recoveries	—	—	—
Other	—	—	—

Operating income	18,698	9,303	28,001

Other income (expense):
Interest expense	—	(8,633)	(8,633)
Debt Extinguishment costs	—	—	—
Realized gain (loss) on derivative instruments	—	—	—
Unrealized gain (loss) on derivative instruments	—	—	—
Other	—	(670)	(670)

Total other income (expense)	—	(9,303)	(9,303)

Net income before income taxes	18,698	—	18,698

Income tax expense	10,297	—	10,297

Net income	$8,401	$—	$8,401

CALUMET SPECIALTY PRODUCTS PARTNERS, L.P.

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

Note 3. Pro Forma Net Income (Loss) Per Unit

Pro forma net income (loss) per unit is determined by dividing the pro forma net income (loss) available to the limited partners’ interest, after deducting the general partner’s interest in the pro forma net income (loss), by the weighted average number of limited partner units expected to be outstanding at the closing of the offering. For purposes of the calculation of pro forma net income (loss) per limited partner unit, it was assumed that the number of common units outstanding was increased by 22,250,000 for all periods since January 1, 2011, which reflect the sale of 4,500,000 common units on February 24, 2011, the sale of 11,000,000 common units on September 12, 2011, a portion of the underwriters’ overallotment option of 750,000 common units on October 13, 2011 and the sale of 6,000,000 common units on May 9, 2012.